UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue SE, Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 15, 2019, United Fire Group, Inc. (the "Company" or "UFG") held its 2019 Annual Meeting of Shareholders (the "Annual Meeting") in Cedar Rapids, Iowa.
All of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the meeting.
Proposal 1: Elect four Class B Directors to serve three-year terms expiring in 2022 and until his or her successor is elected and qualified.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
John-Paul E. Besong	B	21,933,531	64,233	49,038	1,260,796
James W. Noyce	B	21,982,832	56,100	7,870	1,260,796
Mary K. Quass	B	21,405,483	635,074	6,245	1,260,796
Kyle D. Skogman	B	20,796,626	1,241,845	8,330	1,260,796
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2019.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
22,633,963	656,358	17,276	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
21,825,417	175,826	45,559	1,260,796
Item 7.01. Regulation FD Disclosure.
Effective May 15, 2019, the Company announced elections of officers for United Fire Group, Inc. and its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the voting results of the Annual Meeting and election of new officers is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release of United Fire Group, Inc. dated May 17, 2019
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 17, 2019	/s/ Dawn M. Jaffray
Dawn M. Jaffray, Executive Vice President and Chief Financial Officer

1